                                                               EXHIBIT 10.1.3

                      LIST OF ACKNOWLEDGEMENTS OF DIRECTORS
                     OF MDT CORPORATION RESPECTING OPTIONS
                         AWARDED UNDER MDT CORPORATION
                        AMENDED AND RESTATED 1987 STOCK
                  OPTION PLAN (THE "1987 STOCK OPTION PLAN")*
                  -------------------------------------------

1. Acknowledgement of LaMoyne H. Fleming, dated May 10, 1996, of certain modifications to his rights with respect to options awarded to Dr. Fleming under the 1987 Stock Option Plan.

2. Acknowledgement of Charles A. French, dated May 10, 1996, of certain modifications to his rights with respect to options awarded to Mr. French under the 1987 Stock Option Plan.

3. Acknowledgement of John S. Gilbertson, dated May 10, 1996, of certain modifications to his rights with respect to options awarded to Mr. Gilbertson under the 1987 Stock Option Plan.

4. Acknowledgement of Clark D. Jones, dated May 10, 1996, of certain modifications to his rights with respect to options awarded to Mr. Jones under the 1987 Stock Option Plan.

5. Acknowledgement of Charles E. Johnson, dated May 10, 1996, of certain modifications to his rights with respect to options awarded to Mr. Johnson under the 1987 Stock Option Plan.

6. Acknowledgement of James B.D. Mark, M.D., dated May 10, 1996, of certain modifications to his rights with respect to options awarded to Dr. Mark under the 1987 Stock Option Plan.

7. Acknowledgement of Katherine A. Schipper, Ph.D., dated May 10, 1996, of certain modifications to her rights with respect to options awarded to Dr. Schipper under the 1987 Stock Option Plan.

8. Acknowledgement of John C Shamy, dated May 10, 1996, of certain modifications to her rights with respect to options awarded to Mr. Shamy under the 1987 Stock Option Plan.

- - -----------------------------

* Each of the listed Acknowledgements is substantially in the form of the Acknowledgement attached as Exhibit 10.1.1 to this From 10-K, except with respect to the name of the Director executing such Acknowledgement.
MDT Corporation agrees to furnish supplementally a copy of any of the omitted Acknowledgements to the Commission upon request.

                                       1